UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - APRIL 28, 2008

KINGSTON MINES LTD.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52781	98-0471111
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

245 Park Avenue, 24th Floor New York, NY 10167
(Address of principal executive offices)

(702) 990-3771
(Registrant's telephone number, including area code)

3960 Howard Hughes Parkway, 5th Floor Las Vegas, NV 89169
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Thomas Mills

Mr. Thomas Mills has resigned as a director of Kingston Mines Ltd. (the “Company”) as of April 28, 2008. Mr. Mills has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KINGSTON MINES LTD.

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

Date:  April 29, 2008